UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       MAY 11, 2006
                                                  ------------------------------

                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


       MARYLAND                        001-13815                 95-4582157
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                   89032
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (702) 804-8600
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On May 11, 2006, Sunterra Corporation (the "Company") notified The Nasdaq Stock Market ("Nasdaq") that it had not timely filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 with the U.S. Securities and Exchange Commission ("SEC"), and therefore, the Company was not in compliance with Nasdaq's filing requirement as set forth in Nasdaq Marketplace Rule 4310(c)(14). Nasdaq requires, among other things, that the Company timely file all required reports with the SEC. Consequently, on May 15, 2006, the Company received a staff determination letter from Nasdaq indicating that, as a result of not having timely filed the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 as required by Nasdaq Marketplace Rule 4310(c)(14), the Company's securities will be delisted from The Nasdaq National Market at the opening of business on May 24, 2006, unless the Company requests a hearing in accordance with the Marketplace Rule 4800 series.

         The Company intends to appeal the staff's determination by requesting a hearing before a Nasdaq Listing Qualifications Panel (the "Panel"). Under Nasdaq's rules, a timely hearing request automatically stays the delisting of the Company's securities pending the Panel's decision. There can be no assurance that the Panel will grant the Company's request for continued listing.

         A copy of the Company's press release issued on May 17, 2006, relating to the foregoing, is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

       Exhibit No.        Description
       -----------        -----------

          99.1            Sunterra Corporation Press Release dated May 17, 2006
















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
                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 17, 2006
                                   SUNTERRA CORPORATION

                                   By: /s/ Frederick C. Bauman
                                       ----------------------------------------
                                       Name: Frederick C. Bauman
                                       Title: Vice President, General Counsel
                                              and Secretary






















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
                                  EXHIBIT INDEX


    Exhibit No.         Description
    -----------         -----------

       99.1             Sunterra Corporation Press Release dated May 17, 2006


























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